SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 26, 2003
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-81506-05                   52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,  AF-2,  AF-3,  AF-4,   AV-1A,   AV-1B,  M-1,  M-2  and  B
Certificateholders with respect to the December 26, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  December 30, 2003

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                         Statement to Certificateholders
                                December 26, 2003

                             DISTRIBUTION IN DOLLARS

                            BEGINNING                                                                      ENDING
         ORIGINAL FACE      PRINCIPAL                                              REALIZED DEFERRED      PRINCIPAL
CLASS        VALUE          BALANCE       PRINCIPAL     INTEREST        TOTAL       LOSSES  INTEREST       BALANCE
------- --------------- --------------- -------------- ------------ --------------   -----   ------    ---------------
AF1      151,000,000.00   69,086,462.26  10,817,873.50    75,479.36  10,893,352.86    0.00     0.00      58,268,588.76
AF2       51,000,000.00   51,000,000.00           0.00   132,855.00     132,855.00    0.00     0.00      51,000,000.00
AF3       17,000,000.00   17,000,000.00           0.00    58,352.50      58,352.50    0.00     0.00      17,000,000.00
AF4       13,896,000.00   13,896,000.00           0.00    57,830.52      57,830.52    0.00     0.00      13,896,000.00
AV1A      91,305,000.00   68,947,088.04   3,136,187.37    87,795.02   3,223,982.39    0.00     0.00      65,810,900.67
AV1B      97,927,000.00   71,817,030.59   2,917,731.81    92,067.94   3,009,799.75    0.00     0.00      68,899,298.78
M1        32,860,000.00   32,860,000.00           0.00   133,083.00     133,083.00    0.00     0.00      32,860,000.00
M2        27,805,000.00   27,805,000.00           0.00   134,135.95     134,135.95    0.00     0.00      27,805,000.00
B         22,749,000.00   22,749,000.00           0.00   135,015.32     135,015.32    0.00     0.00      22,749,000.00
R                  0.00            0.00           0.00         0.00           0.00    0.00     0.00               0.00
TOTALS   505,542,000.00  375,160,580.89  16,871,792.68   906,614.61  17,778,407.29    0.00     0.00     358,288,788.21

X        505,542,776.78  394,413,171.27           0.00   783,792.74     783,792.74    0.00     0.00     378,510,499.29



         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE


                            BEGINNING                                                  ENDING
CLASS       CUSIP           PRINCIPAL     PRINCIPAL      INTEREST      TOTAL          PRINCIPAL
------- --------------- --------------- -------------- ------------ --------------  --------------

AF1           294751BS0    457.52624013    71.64154636   0.49986331    72.14140967    385.88469377
AF2           294751BT8  1,000.00000000     0.00000000   2.60500000     2.60500000  1,000.00000000
AF3           294751BU5  1,000.00000000     0.00000000   3.43250000     3.43250000  1,000.00000000
AF4           294751BV3  1,000.00000000     0.00000000   4.16166667     4.16166667  1,000.00000000
AV1A          294751BW1    755.12937999    34.34847347   0.96155764    35.31003110    720.78090652
AV1B          294751CA8    733.37313090    29.79496778   0.94016911    30.73513689    703.57816312
M1            294751BX9  1,000.00000000     0.00000000   4.05000000     4.05000000  1,000.00000000
M2            294751BY7  1,000.00000000     0.00000000   4.82416652     4.82416652  1,000.00000000
B             294751BZ4  1,000.00000000     0.00000000   5.93500022     5.93500022  1,000.00000000
TOTALS                     742.09577224    33.37367158   1.79335171    35.16702329    708.72210066

X                   N/A    780.17764151     0.00000000   1.55039845     1.55039845    748.72101170



                               PASS-THROUGH RATES

                   CURRENT
                  PASS-THRU
CLASS               RATE
----------       -------------
AF1                1.268750 %
AF2                3.126000 %
AF3                4.119000 %
AF4                4.994000 %
AV1A               1.478750 %
AV1B               1.488750 %
M1                 4.860000 %
M2                 5.789000 %
B                  7.122000 %
X                  0.000000 %

 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                           ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                    Tel: (212) 623-4484 / Fax: (212) 623-5930
                        Email: Ryan.M.Vaughn@JPMorgan.com


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                December 26, 2003


Sec. 4.03(a)(i)        Funds Allocable to Certificate Principal
                           Group I Scheduled Principal                269,522.53
                           Group I Curtailments                       116,888.51
                           Group I Prepayments                      9,810,080.65
                           Group I Liquidation Proceeds                     0.00

                           Group II-A Scheduled Principal              52,382.58
                           Group II-A Curtailments                      2,327.33
                           Group II-A Prepayments                   2,901,333.94
                           Group II-A Liquidation Proceeds                  0.00

                           Group II-B Scheduled Principal              54,754.37
                           Group II-B Curtailments                        553.52
                           Group II-B Prepayments                   2,694,828.55
                           Group II-B Liquidation Proceeds                  0.00

                           Extra Principal Distribution Amount        969,120.69

Sec. 4.03 (a)(ii)      Interest Distribution Amounts
                           Interest Distribution - AF-1                75,479.36
                           Unpaid Interest - AF-1                           0.00
                           Remaining Unpaid Interest - AF-1                 0.00

                           Interest Distribution - AF-2               132,855.00
                           Unpaid Interest - AF-2                           0.00
                           Remaining Unpaid Interest - AF-2                 0.00

                           Interest Distribution - AF-3                58,352.50
                           Unpaid Interest - AF-3                           0.00
                           Remaining Unpaid Interest - AF-3                 0.00

                           Interest Distribution - AF-4                57,830.52
                           Unpaid Interest - AF-4                           0.00
                           Remaining Unpaid Interest - AF-4                 0.00

                           Interest Distribution - AV-1A               87,795.02
                           Unpaid Interest - AV-1A                          0.00
                           Remaining Unpaid Interest - AV-1A                0.00

                           Interest Distribution - AV-1B               92,067.94
                           Unpaid Interest - AV-1B                          0.00
                           Remaining Unpaid Interest - AV-1B                0.00

                           Interest Distribution - M-1                133,083.00
                           Unpaid Interest - M-1                            0.00
                           Remaining Unpaid Interest - M-1                  0.00


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                December 26, 2003


                           Interest Distribution - M-2                134,135.95
                           Unpaid Interest - M-2                            0.00
                           Remaining Unpaid Interest - M-2                  0.00

                           Interest Distribution - B                  135,015.32
                           Unpaid Interest - B                              0.00
                           Remaining Unpaid Interest - B                    0.00

Sec. 4.03(a)(iii)      Available Funds Shortfall
                           Class AF-1 Available Funds Shortfall             0.00
                           Class AF-2 Available Funds Shortfall             0.00
                           Class AF-3 Available Funds Shortfall             0.00
                           Class AF-4 Available Funds Shortfall             0.00
                           Class AV-1A Available Funds Shortfall            0.00
                           Class AV-1B Available Funds Shortfall            0.00
                           Class M-1 Available Funds Shortfall              0.00
                           Class M-2 Available Funds Shortfall              0.00
                           Class B Available Funds Shortfall                0.00

Sec. 4.03(a)(v)        Pool Principal Balances
                           Group I Beginning Pool Balance         246,652,537.39
                           Group I Ending Pool Balance            236,456,045.70
                           Group II-A Beginning Pool Balance       72,142,439.08
                           Group II-A Ending Pool Balance          69,186,395.23
                           Group II-B Beginning Pool Balance       75,618,194.80
                           Group II-B Ending Pool Balance          72,868,058.36
                           Total Beginning Pool Balance           394,413,171.27
                           Total Ending Pool Balance              378,510,499.29

Sec. 4.03(a)(vi)           Servicing Fee
                           Group I Servicing Fee                      102,771.89
                           Group II-A Servicing Fee                    30,059.35
                           Group II-B Servicing Fee                    31,507.58

Sec. 4.03(a)(viii)         Delinquency Advances
                           Group I Delinquency Advances Included
                              in Current Distribution                 139,461.59
                           Group I Recouped Advances Included
                              in Current Distribution                       0.00
                           Group I Recouped Advances
                             From Liquidations                              0.00
                           Group I Aggregate Amount of
                              Advances Outstanding                    908,694.15

                           Group II-A Delinquency Advances
                              Included in Current Distribution         41,652.13
                           Group II-A Recouped Advances Included
                              in Current Distribution                       0.00
                           Group II-A Recouped Advances
                              From Liquidations                             0.00
                           Group II-A Aggregate Amount of
                              Advances Outstanding                    394,207.83


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                December 26, 2003


                           Group II-B Delinquency Advances Included
                              in Current Distribution                  44,169.28
                           Group II-B Recouped Advances Included
                              in Current Distribution                       0.00
                          Group II-B Recouped Advances
                              From Liquidations                             0.00
                           Group II-B Aggregate Amount of Advances
                              Outstanding                             151,482.33


Section 4.03(a)(ix)    A Group I,Group II-A, and Group II-B Loans Delinquent


                                     Group 1

    Period       Number          Principal Balance               Percentage
----------       ------          -----------------               ----------
 0-30 days          470              43,794,672.38                  18.52 %
31-60 days           59               5,550,469.32                   2.35 %
61-90 days           18               1,269,836.08                   0.54 %
   91+days           41               2,369,995.56                   1.00 %
     Total          588              52,984,973.34                  22.41 %


                                     Group 2

    Period       Number          Principal Balance               Percentage
----------       ------          -----------------               ----------
 0-30 days          100              11,957,688.97                  17.28 %
31-60 days           18               1,837,823.95                   2.66 %
61-90 days            8                 944,686.76                   1.37 %
   91+days           11                 873,057.15                   1.26 %
     Total          137              15,613,256.83                  22.57 %


                                     Group 3

    Period       Number          Principal Balance               Percentage
----------       ------          -----------------               ----------
 0-30 days          106              15,432,866.05                  21.18 %
31-60 days           15               1,865,175.49                   2.56 %
61-90 days            6                 943,532.56                   1.29 %
   91+days            3                 489,352.38                   0.67 %
     Total          130              18,730,926.48                  25.70 %

Sec. 4.03 (a)(ix) B Group I,Group II-A, and Group II-B Loans in Foreclosure

                                     Group 1
                 Number          Principal Balance               Percentage
                 ------          -----------------               ----------
                     51               5,784,371.80                   2.45 %

                                     Group 2
                 Number          Principal Balance               Percentage
                 ------          -----------------               ----------
                     23               2,297,840.92                   3.32 %

                                     Group 3
                 Number          Principal Balance               Percentage
                 ------          -----------------               ----------
                     15               1,536,673.20                   2.11 %


Sec. 4.03(a)(x),(xi) Group I,Group II-A, and Group II-B Loans in REO


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                December 26, 2003


                                     Group 1

                 Number          Principal Balance               Percentage
                 ------          -----------------               ----------
                      0                       0.00                   0.00 %


                                     Group 2

                 Number          Principal Balance               Percentage
                 ------          -----------------               ----------
                      3                 165,171.13                   0.24 %


                                     Group 3

                 Number          Principal Balance               Percentage
                 ------          -----------------               ----------
                      0                       0.00                   0.00 %



                           Market Value of Group I REO Loans                0.00
                           Market Value of Group II-A REO Loans       106,900.00
                           Market Value of Group II-B REO Loans             0.00


Sec. 4.03(a)(xii)      Aggregate Stated Principal Balance of the Three Largest
                       Loans
                           Group I Three Largest Loans              1,950,437.81
                           Group II-A Three Largest Loans             984,853.99
                           Group II-B Three Largest Loans           1,804,389.55


Sec. 4.03(a)(xiii)     Net WAC Cap Carryover
                           Class AF-1 Net WAC Cap Carryover Amounts Due     0.00
                           Class AF-1 Net WAC Cap Carryover Amounts Paid    0.00
                           Class AF-1 Net WAC Cap Carryover Remaining
                              Amounts Due                                   0.00
                           Class AV-1A Net WAC Cap Carryover Amounts Due    0.00
                           Class AV-1A Net WAC Cap Carryover Amounts Paid   0.00
                           Class AV-1A Net WAC Cap Carryover Remaining
                              Amounts Due                                   0.00
                           Class AV-1B Net WAC Cap Carryover Amounts Due    0.00
                           Class AV-1B Net WAC Cap Carryover Amounts Paid   0.00
                           Class AV-1B Net WAC Cap Carryover Remaining
                              Amounts Due                                   0.00


Sec. 4.03(a)(xiv)      Aggregate Principal Balance of Balloon Loans
                       with Original Terms <= 36 Months and 60+ Contractually
                       Past Due
                           Group I Aggregate Principal Balance of
                              Balloon Loans                                 0.00
                           Group II-A Aggregate Principal Balance of
                              Balloon Loans                                 0.00
                           Group II-B Aggregate Principal Balance of
                              Balloon Loans                                 0.00


Sec. 4.03 (a)(xv),(xxii)   Realized Losses
                           Group I Current Period Realized Losses           0.00
                           Group I Cumulative Realized Losses               0.00
                           Group II-A Current Period Realized Losses        0.00
                           Group II-A Cumulative Realized Losses          229.06
                           Group II-B Current Period Realized Losses        0.00


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                December 26, 2003


                           Group II-B Cumulative Realized Losses            0.00


Sec. 4.03 (a)(xvi)     Reserve Fund
                           Beginning Balance of Reserve Fund                0.00
                           Funds Withdrawn From Reserve Fund
                              For Distribution                              0.00
                           Funds Deposited to Reserve Fund                  0.00
                           Ending Balance of Reserve Fund                   0.00


Sec. 4.03 (a)(xvii)    Number of Loans Repurchased
                           Group I Number of Loans Repurchased              0.00
                           Group II-A Number of Loans Repurchased           0.00
                           Group II-B Number of Loans Repurchased           0.00

Sec. 4.03 (a)(xviii)   Weighted Average Mortgage Rate of Outstanding Loans
                       (as of first day of related Due Period)
                           Group I Weighted Average Mortgage Rate         8.84 %
                           Group II-A Weighted Average Mortgage Rate 8.24 % Group II-B Weighted Average Mortgage Rate 8.24 %

Sec. 4.03 (a)(xix)     Weighted Average Remaining Term of Outstanding
                       Loans
                           Group I Weighted Average Remaining Term        236.00
                           Group II-A Weighted Average Remaining Term     346.00
                           Group II-B Weighted Average Remaining Term     345.00


Sec. 4.03 (a)(xxi),
(xxii),(xxiii)         Overcollateralization Amounts
                           Overcollateralization Amount            20,221,711.07
                           Overcollateralization Target Amount     20,221,711.07
                           Overcollateralization Release Amount             0.00
                           Overcollateralization Deficiency Amount          0.00


Sec. 4.03 (a)(xxiv)    Trigger Events
                           Has a Trigger Event Occurred and is continuing? NO Cumulative Realized Losses as a percentage of
                              the Original Pool Balance                   0.00 %
                           Senior Enhancement Percentage                 27.12 %
                           Senior Specified Enhancement Percentage       41.00 %


Sec. 4.03 (a)(xxv)     60+ Day Delinquent Loans
                           60+ Day Delinquent Loans as a percentage
                              of the current Pool Balance                 4.41 %


Sec. 4.03 (a)(xxvi)    Amount of Funds Collected by Trustee under
                       Yield Maintenance Agreement                          0.00


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.